UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported) August 4, 2005 (August 4, 2005)
                                                --------------------------------


                               CUMULUS MEDIA INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                       000-24525                 36-4159663
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(State or other jurisdiction    (Commission File Number)       (IRS employer
     of incorporation)                                       Identification No.)

       14 Piedmont Center, Suite 1400 Atlanta, Georgia                  30305
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          (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (404) 949-0700
                                                  ------------------------------

                                       n/a
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 - Results of Operations and Financial Condition.

     On August 4, 2005, Cumulus Media Inc. issued a press release announcing financial results for the quarter ended June 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     This information is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

      (c) Exhibits. The following exhibits are filed with this report:

       Exhibit No.                            Description
------------------------   -----------------------------------------------------
          99.1              Press Release, dated August 4, 2005.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CUMULUS MEDIA INC.


                                        By: /s/ Martin R. Gausvik
                                            ------------------------------------
                                            Name:   Martin R. Gausvik
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer

Date:  August 4, 2005

                                  EXHIBIT INDEX

       Exhibit No.                            Description
------------------------   -----------------------------------------------------
          99.1              Press Release, dated August 4, 2005.